Exhibit 10.2
Subscription Agreement
TO:	TBX Resources, Inc. 3030 LBJ Fwy, Suite 1320 Lock Box #47 Dallas, Texas 75234
Subscription: SIX WELLS JOINT VENTURE, hereby subscribes for 800,000 shares of common stock of TBX Resources, Inc., in exchange for a 50% membership interest in the Six Wells Joint Venture, a Texas Joint Venture Partnership.
1. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants as follows:
I. That the undersigned is financially responsible and acknowledges that this investment will be long term, must be held indefinitely and is by its nature speculative;
II. That the undersigned (1) has had substantial experience in the business of investments in one or more of the following: (a) investment experience with securities, such as stocks and bonds; (b) ownership of interests in limited partnerships; (c) experience in business and financial dealings, and that the undersigned can protect his own interest in an investment of this nature and does not have a “Purchaser Representative”, as that term is defined in Regulation D of the Securities Act of 1933, as amended (the “Act”), and does not need such a Representative; or (2) has engaged a Purchaser Representative;
III. That the undersigned is capable of bearing the degree of economic risks and burdens of being a stockholder of the corporation, including, but not limited to, the limitation on resale of its common stock and the resulting lack of liquidity of the investment;
IV. That the undersigned has had access to the information set forth in Paragraph 3 hereof and the undersigned was able to request copies of such information and any other information the undersigned desires concerning the terms and conditions of this transaction and all such questions, if posed, have been answered to the full satisfaction of the undersigned. The undersigned understands that the common stock has not been registered under the Act and applicable state securities laws in reliance on the exemption provided by §4(6) of the Act relating to transactions involving an accredited investor, and corresponding state securities laws regarding non-public offering; and
V. That the common stock for which the undersigned hereby subscribes is not being purchased with a view to or for the resale or distribution thereof and the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.
3. Access to and Furnishing Information. The undersigned hereby acknowledges that the Joint Venture and the Joint Venture Manager have been provided with and received access to material information regarding TBX, including the information contained in TBX’s public filings with the Securities Exchange Commission. The undersigned hereby acknowledges that it has carefully has reviewed same.
4. Transferability. The undersigned agrees not to transfer or assign this Agreement, or any of the undersigned’s interest herein and understands that the common stock is not assignable. The corporation will place the following legend similar thereto on certificates representing the common stock:
THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH ANY AGENCY UNDER THE SECURITIES ACT OF ANY STATE. THE SALE OR OTHER DISPOSITION OF SUCH COMMON STOCK IS RESTRICTED, AND THE EFFECTIVENESS OF ANY SUCH SALE OR OTHER DISPOSITION MAY BE CONDITIONED UPON RECEIPT BY CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND ITS COUNSEL TO THE EFFECT THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS. BY ACQUIRING THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE, A STOCKHOLDER AGREES THAT HE WILL NOT SELL OR OTHERWISE DISPOSE OF HIS COMMON STOCK WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID STATUTES AND THE RULES AND REGULATIONS THEREUNDER.

5. Revocation. The undersigned agrees that it cannot cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder and will acquire the common stock subscribed for hereby.
6. Notices. All notices or other communication given or made hereunder will be in writing and will be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to following addresses:
TBX Resources, Inc.
3030 LBJ Fwy, Suite 1320
Lock Box #47
Dallas, Texas 75234
Six Wells Joint Venture
c/o Gulftex Operating, Inc., Joint Venture Manager
3030 LBJ Fwy, Suite 1320
Dallas, Texas, 75234
7. Governing Law. The offer and other transactions contemplated under this Agreement will be construed in accordance with and governed by the laws of the State of Texas.
8. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year set forth below.
Dated: November 30, 2005
Six Wells Joint Venture, a Texas Joint Venture

BY:	/s/ Tim Burroughs, President

Gulftex Operating, Inc., Joint Venture Manager
ACCEPTED BY:

/s/ Tim Burroughs

Tim Burroughs, President
TBX Resources Inc.
3030 LBJ Fwy, Suite 1320
Dallas, Texas 75234